EXHIBIT 99


                         MID-STATE CAPITAL CORPORATION
                                  2005-1 TRUST

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RMBS New Issue Term Sheet and Computational Materials

$267,533,000 (approximate)

Mid-State Capital Corporation 2005-1 Trust
Asset Backed Notes
Offered Classes: A, M-1, M-2 & B

Mid-State Capital Corporation
Depositor

Mid-State Homes, Inc.
Servicer

Jim Walter Homes, Inc.
Walter Mortgage Company
(and their affiliates)
Originators

November 18, 2005

        Lead Manager                                       Co-Manager

       [GRAPHIC OMITTED-                                  [GRAPHIC OMITTED-
     SunTrust Robinson Humphrey                           Calyon Securities
   A Division of SunTrust Capital                       Credit Agricole Group]
        Markets, Inc.]


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ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
BALANCES AS OF THE CUT-OFF DATE UNLESS OTHERWISE INDICATED. THE PROSPECTUS WILL SUPERSEDE THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS AND COMPUTATIONAL MATERIALS, IF ANY.

This material has been prepared for informational purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the SunTrust Capital Markets research department. It was prepared by SunTrust Capital Markets sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see the additional important information and qualifications at the end of this material.

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Asset Backed Notes
$267,533,000 (approximate)
--------------------------------------------------------------------------------


         Mid-State Capital Corporation 2005-1 Trust, Asset Backed Notes

                                  OFFERED NOTES


--------------------------------------------------------------------------------------------------------------------
                                                         Expected

         Expected                           Expected     Principal                                  Expected Ratings
       Approximate   Interest Principal   WAL (yrs)     Window (mos)        Expected Last           -------- -------
Class     Size*        Type     Type    Call/Maturity  Call/Maturity  Payment Date Call/Maturity**  Moody's    S&P
--------------------------------------------------------------------------------------------------------------------
  A    169,007,000   Fixed      Sen     6.26 / 6.40   1-172 / 1-208     April 2020 / April 2023       Aaa      AAA
 M-1    42,431,000   Fixed      Mez     6.26 / 6.40   1-172 / 1-208     April 2020 / April 2023       Aa2       AA
 M-2    29,486,000   Fixed      Mez     6.26 / 6.40   1-172 / 1-208     April 2020 / April 2023       A2        A
  B     26,609,000   Fixed      Sub     6.26 / 6.40   1-172 / 1-208     April 2020 / April 2023      Baa2      BBB
--------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 10%.

**    The Expected Last Payment Date is calculated based on the Pricing Speed.

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                           SUMMARY OF IMPORTANT DATES
--------------------------------------------------------------------------------

Deal Information                                     Collateral Information
Expected Pricing           November 29, 2005         Cut-off Date              October 31, 2005
Expected Settlement        December 5, 2005          Collection Period         Prior Calendar month
First Payment              January 17, 2006

Note Information

                                                                                          Expected Last
                                   Initial                               Delay             Payment Date             Expected Legal
Class        Dated Date         Accrual Days*      Accrual Method        Days           (Call/Maturity) **          Maturity Date
------------------------------------------------------------------------------------------------------------------------------------
  A      November 30, 2005            5                30/360             14          April 2020 / April 2023       November 2039
 M-1     November 30, 2005            5                30/360             14          April 2020 / April 2023       November 2039
 M-2     November 30, 2005            5                30/360             14          April 2020 / April 2023       November 2039
  B      November 30, 2005            5                30/360             14          April 2020 / April 2023       November 2039
------------------------------------------------------------------------------------------------------------------------------------


*     The number of days of interest accrued at settlement date.

**    The Expected Last Payment Date is calculated based on the Pricing Speed.

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                                SUMMARY OF TERMS
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Issuer:                           Mid-State Capital Corporation 2005-1 Trust, a
                                  Delaware statutory trust.

Depositor:                        Mid-State Capital Corporation.

Servicer:                         Mid-State Homes, Inc., an indirect
                                  wholly-owned subsidiary of Walter Industries,
                                  Inc.

Originators:                      Jim Walter Homes, Inc., Walter Mortgage
                                  Company, and their affiliates.

Lead Underwriter:                 SunTrust Robinson Humphrey Capital Markets,
                                  Inc.

Co-Underwriter:                   Calyon Securities (USA) Inc.

Owner Trustee:                    Wilmington Trust Company.

Indenture Trustee:                Wachovia Bank, N.A.

Standby Servicer:                 Ocwen Loan Servicing, LLC.

Offered Notes:                    The Class A Notes, the Class M-1 Notes, the
                                  Class M-2 Notes and the Class B Notes (the
                                  "Notes").

Federal Tax Status:               The Notes will be treated as debt for federal
                                  income tax purposes and the Issuer will not be treated as an association, publicly traded partnership or taxable mortgage pool taxable as a corporation.

Registration:                     The Notes will be offered in denominations of
                                  $25,000 and integral multiples of $1 in excess thereof, and will be issued in book-entry form through DTC.

Closing Date:                     December 5, 2005.

Cut-off Date:                     For each Mortgage Asset in the mortgage pool
                                  on the Closing Date, the close of business on October 31, 2005. For each Mortgage Asset subsequently acquired by the Issuer with funds from the Pre-Funding Account, the close of business on the last day of the month preceding the month in which such Mortgage
                                  Asset is acquired.

Interest and Principal Payment:   Paid monthly to Noteholders; for interest
                                  payments, the 30/360 day count convention is used.

Interest Accrual:                 The price to be paid by investors for the
                                  Notes will include 5 days of accrued interest.

Payment Date:                     On the 15th of each month (or if such date is
                                  not a business day, the next business day), commencing on January 17, 2006.

Payment Delay:                    The Notes will accrue interest during the
                                  prior calendar month. Therefore, there will be 14 days delay.

ERISA Eligibility:                Subject to certain considerations and
                                  conditions set forth by ERISA, it is expected that pension or employee benefit plans subject to ERISA may purchase the Notes.

SMMEA Eligibility:                The Notes will not be "mortgage related
                                  securities" for purposes of SMMEA.

Expense Fees:                     The Expense Fees will include the servicing
                                  fee, the standby servicing fee, and the
                                  Indenture Trustee fee. The Expense Fees will be approximately 0.63% per annum of the principal balance of each Mortgage Asset.

Optional Redemption of Notes:     The Depositor may, at its option, redeem all
                                  (but not less than all) of the Notes at 100% of the aggregate unpaid principal amount of the Notes plus accrued interest, but only under the circumstances specified in the indenture. Specifically, the Depositor may redeem all of the Notes on any Payment Date following the Payment Date on which the aggregate outstanding principal amount of the Notes (prior to allocations of realized loss amounts) is reduced to 10% or less of the aggregate initial principal amount of the Notes.

                                  If the Depositor fails to redeem all of the Notes on the first possible optional redemption date, any funds that would otherwise be released to the holder of the residual interest in the Issuer will be used instead to pay down principal of the Notes.

Pricing Speed:                    The Notes will be priced at 10.00% CPR.

The Initial Mortgage Assets:      The Initial Mortgage Assets consist of
                                  approximately 2,151 building and instalment sale contracts, promissory notes, related mortgages and other security agreements, purchased by Mid-State Homes, Inc. from its affiliates, totaling approximately
                                  $169,862,767 and approximately 536 mortgage loans, originated, purchased, or funded by Walter Mortgage Company, totaling approximately $53,292,716. As of the Cut-off
                                  Date, the aggregate principal balance of the Initial Mortgage Assets will be approximately
                                  $223,155,483. The aggregate principal balance of the Mortgage Assets together with additional Mortgage Assets purchased using the Pre-Funded Amount defined below, is expected to equal approximately $287,671,600 (the
                                  "Original Balance"). The Initial Mortgage
                                  Assets will have, as of the Cut-off Date, a weighted average coupon rate of approximately
                                  8.66% and a weighted average remaining term to maturity of approximately 348 months.


Pre-Funding Account:              A Pre-Funding Account will be established on
                                  the Closing Date into which approximately
                                  $60,000,000 will be deposited (the "Pre-Funded
                                  Amount"). These funds will be used to purchase subsequent Mortgage Assets. On or prior to March 5, 2006 (the "Pre-Funding Period"), the amounts on deposit in the Pre-Funding Account will be used to purchase subsequent Mortgage
                                  Assets (to the extent available) having
                                  similar characteristics as the Initial
                                  Mortgage Assets.

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                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

Credit Enhancement:               Credit Enhancement for the structure is
                                  provided by:


                                  o   Excess Cashflow;

                                  o Overcollateralization, initially equal to approximately 7.00% of the Original Balance;

                                  o Interest Reserve Account, initially equal to approximately 0.50% of the Original Balance; and

                                  o   Subordination.


Excess Cashflow:                  Since more interest is expected to be paid by
                                  the borrowers than is necessary to pay the related Expense Fees and interest on the Notes each month, there is expected to be Excess
                                  Cashflow. To the extent available, these funds will be used to offset losses on the Mortgage
                                  Assets. Excess Cashflow will also be used to pay principal on the Notes in order to build or maintain the Overcollateralization until the Overcollateralization Target is reached.
                                  Excess Cashflow for the Notes on each Payment
                                  Date is equal to the excess of the Available
                                  Funds over the sum of (i) the interest paid on the Notes and (ii) principal paid on the Notes prior to taking into account Excess Cashflow during the applicable collection period.

Overcollateralization:            Overcollateralization or "OC" represents, as
                                  of any Payment Date, the excess of the sum of the aggregate principal balance of the Mortgage Assets and the amount deposited in the Pre-Funding Account as of the end of the related collection period over the aggregate outstanding principal amount of the Notes after giving effect to payments and the allocation of Realized Loss Amounts on such Payment Date. On the Closing Date, the OC will be equal to approximately 7.00% of the Original Balance.

Overcollateralization Target:     8.50% of the Original Balance.

Interest Reserve Account:         Prior to the Closing Date, an Interest Reserve
                                  Account will be established with, and in the name of, the Indenture Trustee and will be assigned by the Issuer to the Indenture
                                  Trustee as security for the Notes. On the Closing Date, the Issuer will deposit approximately $1,438,358 in this reserve account, which will be equal to approximately
                                  0.50% of the Original Balance. If on any Payment Date, Available Funds are insufficient to pay interest on any class of Notes or interest on any unreimbursed Realized Loss
                                  Amounts allocated to a class of Notes, the Indenture Trustee will withdraw the amount of the deficiency from the Interest Reserve
                                  Account (or the remaining amount on deposit, if less) and deposit such amount in the collection account for payment to holders of the Notes (the "Interest Reserve Account
                                  Withdrawal Amount"). The Interest Reserve
                                  Account will be replenished on future Payment
                                  Dates to the extent of Available Funds
                                  remaining before any payments are made to the holder of the residual interest in the trust until the amount on deposit again equals the initial deposit of approximately $1,438,358
                                  (the "Initial Reserve Account Deposit").

Subordination:                    The rights of holders of each class of Notes,
                                  other than the Class A Notes, to receive payments will be subordinated to the rights of holders of each class senior in payment priority to such class. This subordination is intended to enhance the likelihood of timely receipt by the holders of Class A Notes of the full amount of interest and principal to which that class is entitled. Similarly, but to a lesser extent, this subordination is intended to enhance the likelihood of timely receipt by the holders of Class M-1 and Class M-2 Notes of the full amount of interest and principal due them on each Payment Date. This protection to the holders of the Class A, Class M-1 and Class M-2 Notes by means of subordination will be accomplished by (i) the allocation of losses on the Mortgage Assets first to the Class B Notes, then to the Class M-2 Notes, then to the Class M-1 Notes, and finally to the Class A Notes, and (ii) the payment of interest on each Payment Date first to the Class A Notes, then to the Class M-1 Notes, then to the Class M-2 Notes, and finally to the Class B Notes.

Expected Credit Support
  Percentage:                        Class                Initial Credit Support
                                       A                         41.25%
                                      M-1                        26.50%
                                      M-2                        16.25%
                                       B                          7.00%

Trigger Events:                   The Delinquency Rate Trigger and the Loss
                                  Trigger, which if either is breached will result in all cashflows otherwise available to the holder of the residual interest to be used to pay down the Notes.

Delinquency Rate Trigger:         As of any Payment Date commencing with the
                                  third Payment Date if the percentage equal to the average of the 60+ day delinquent Mortgage
                                  Assets for each of the three immediately preceding calendar months with respect to the Mortgage Assets exceeds 8.00%.

Loss Trigger:                     With respect to any Payment Date, if
                                  cumulative net losses, determined as of such Payment Date, exceed the percentages set forth below: Cumulative Net Losses as a

                                      Payment Date Occurring In           Percentage of the Original Balance
                                   January 2006 through December 2012                   4.75%
                                   January 2013 through December 2013                   5.50%
                                   January 2014 through December 2014                   6.50%
                                   January 2015 through December 2015                   7.00%
                                      January 2016 and  thereafter                      8.00%



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                         PRINCIPAL AND INTEREST PAYMENTS
--------------------------------------------------------------------------------

On each Payment Date, the Indenture Trustee will be required to pay the following amounts, in the following order of priority, out of Available Funds to the extent available (the "Available Funds Allocation"):

      (i) to the holders of the Class A Notes, in an amount up to the Interest Accrual Amount therefor;

      (ii) to the holders of the Class A Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (iii) to the holders of the Class M-1 Notes, in an amount up to the Interest Accrual Amount therefor;

      (iv) to the holders of the Class M-1 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (v) to the holders of the Class M-2 Notes, in an amount up to the Interest Accrual Amount therefor;

      (vi) to the holders of the Class M-2 Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (vii) to the holders of the Class B Notes, in an amount up to the Interest Accrual Amount therefor;

      (viii) to the holders of the Class B Notes, in an amount up to all unreimbursed Class Interest Shortfalls related thereto, together with accrued interest thereon;

      (ix) to the holders of the Class A Notes, in an amount up to the Class A Optimal Principal Amount;

      (x) to the holders of the Class A Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class A Realized Loss Amounts previously allocated thereto;

      (xi) to the holders of the Class A Notes, in an amount up to the amount of any unreimbursed Class A Realized Loss Amounts previously allocated thereto;

      (xii) to the holders of the Class M-1 Notes, in an amount up to the Class M-1 Optimal Principal Amount;

      (xiii) to the holders of the Class M-1 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-1 Realized Loss Amounts previously allocated thereto;

      (xiv) to the holders of the Class M-1 Notes, in an amount up to the amount of any unreimbursed Class M-1 Realized Loss Amounts previously allocated thereto;

      (xv) to the holders of the Class M-2 Notes, in an amount up to the Class M-2 Optimal Principal Amount;

      (xvi) to the holders of the Class M-2 Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class M-2 Realized Loss Amounts previously allocated thereto;

      (xvii) to the holders of the Class M-2 Notes, in an amount up to the amount of any unreimbursed Class M-2 Realized Loss Amounts previously allocated thereto;

      (xviii) to the holders of the Class B Notes, in an amount up to the Class
            B Optimal Principal Amount;

      (xix) to the holders of the Class B Notes, accrued and unpaid interest at the related note rate on the amount of any unreimbursed Class B Realized Loss Amounts previously allocated thereto;

      (xx) to the holders of the Class B Notes, in an amount up to the amount of any unreimbursed Class B Realized Loss Amounts previously allocated thereto;

      (xxi) to the Interest Reserve Account, if necessary, such that the amount on deposit therein equals the Initial Reserve Account Deposit; and

      (xxii) to the holder of the residual interest, all remaining Available Funds.

In addition to distributions of Available Funds in accordance with the Available Funds Allocation, on each Payment Date, the Indenture Trustee shall apply any Interest Reserve Account Withdrawal Amount in the order of priority of the Available Funds Allocation to cover any Class Interest Shortfalls or any unpaid interest at the related note rate on any unreimbursed Realized Loss Amounts.

Noteholders will only be entitled to reimbursement of Class Interest Shortfalls and Realized Loss Amounts previously allocated thereto pursuant to the Available Funds Allocation if their Note is outstanding as of the applicable Payment Date and funds are available therefor.
--------------------------------------------------------------------------------


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                                   DEFINITIONS
--------------------------------------------------------------------------------
Available Funds:                  With respect to any Payment Date, funds that
                                  will generally be equal to the sum of (1) collections on the related Mortgage Assets during the collection period immediately preceding such Payment Date that are on deposit in the collection account as of the close of business on the last business day of such collection period, (2) any net reinvestment income earned on funds described in clause (1) above, from the date two business days prior to the preceding Payment
                                  Date (in the case of the first Payment Date, from the Closing Date) to the date two business days prior to such Payment Date, (3) any deposits made into the collection account on such Payment Date from the Capitalized
                                  Interest Account to cover any Capitalized
                                  Interest Shortfalls, (4) with respect to the first Payment Date following the end of the Pre-Funding Period, any amounts deposited into the collection account from the Pre-Funding
                                  Account, (5) any interest or other investment earnings on amounts on deposit in the Interest
                                  Reserve Account and the Pre-Funding Account,
                                  (6) the proceeds of any insurance policy relating to the Mortgage Assets and (7) certain reimbursement amounts paid by the Depositor in connection with breaches of certain representations and warranties.
                                  Available Funds will be net of Expense Fees.

Capitalized  Interest  Account:   The account established and maintained to
                                  cover shortfalls in the amount of interest generated by the related Mortgage Assets attributable to the pre-funding feature.

Capitalized Interest Shortfalls:  With respect to any Payment Date through and including the Payment Date immediately
                                  following the end of the Pre-Funding Period,
                                  (A) the product of an amount equal to (a) a fraction, (x) the numerator of which is the balance of the Pre-Funding Account as of such Payment Date and (y) the denominator of which is the sum of (i) the aggregate Principal Balance of the Initial Mortgage Assets as of the Cut-off Date, (ii) the aggregate Principal Balance of any additional Mortgage Assets purchased by Issuer from the Depositor on the Closing Date with approximately $747,216 of the proceeds from the sale of the Notes and
                                  (iii) the amount of any funds on deposit in the Pre-Funding Account on the Closing Date and (b) the aggregate Interest Accrual Amount for the Notes for the related Interest Accrual Period plus Issuer Expenses, minus (B) any Pre-Funding Earnings for such Collection Period.

Class Amounts:                    With respect to any Payment Date, the class
                                  initial amounts reduced by (i) all payments, if any, on the notes in reduction of their principal amount made on all prior Payment
                                  Dates and (ii) all class loss amounts
                                  allocated thereto with respect to the Payment
                                  Dates.

Current Class Percentage:         With respect to any class of Notes and any
                                  Payment Date (following the application of Available Funds in accordance with the Available Funds Allocation and the allocation of any Realized Loss Amounts with respect to such Payment Date), the percentage produced by dividing such class' outstanding principal amount by the aggregate outstanding principal amount of all classes of Notes.

Class A Optimal Principal
Amount: On any Payment Date the greater of (A) an amount which, when paid to the holders of the Class A Notes, will result in the Current Class Percentage for the Class A Notes equaling the Original Class Percentage for the Class A Notes; and (B) the product of (i) the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class A outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class A outstanding principal amount.

Class M-1 Optimal Principal
Amount: On any Payment Date the greater of (A) an amount which, when paid to the holders of the Class M-1 Notes, will result in the Current Class Percentage for the Class M-1 Notes equaling the Original Class Percentage for the Class M-1 Notes; and (B) the product of (i) the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class M-1 outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class M-1 outstanding principal amount.

Class M-2 Optimal  Principal
Amount: On any Payment Date the greater of (A) an amount which, when paid to the holders of the Class M-2 Notes, will result in the Current Class Percentage for the Class M-2 Notes equaling the Original Class Percentage for the Class M-2 Notes; and (B) the product of (i) the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class M-2 outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class M-2 outstanding principal amount.

Class B Optimal Principal
Amount: On any Payment Date the greater of (A) an amount which, when paid to the holders of the Class B Notes, will result in the Current Class Percentage for the Class B Notes equaling the Original Class Percentage for the Class B Notes; and (B) the product of (i) the Optimal Principal Amount for such Payment Date and (ii) a fraction, the numerator of which is the Class B outstanding principal amount for such Payment Date and the denominator of which is the aggregate outstanding principal amount of the Notes on such Payment Date; such product not to exceed the Class B outstanding principal amount.


Class Interest Shortfall:         On any Payment Date, if Available Funds (less
                                  any interest paid to more senior classes of Notes on such Payment Date) are less than the Interest Accrual Amount for a class of Notes, the shortfall in interest paid to such class of Notes; provided, however, that such amount shall not include interest due and payable with respect to unreimbursed Realized Loss
                                  Amounts.

Interest Accrual Amount:          For any class on any Payment Date, the amount
                                  of interest accrued on the outstanding
                                  principal amount of such class during the related interest accrual period ending on the last day of the prior calendar month, at the note rate for such class, provided, however, that such amount shall not include interest due and payable with respect to unreimbursed
                                  Realized Loss Amounts.

Optimal Principal Amount:         Either (A) on any Payment Date on which there
                                  exists an uncured Trigger Event, the Remaining
                                  Available Funds; or (B) on any Payment Date on which there does not exist an uncured Trigger
                                  Event, the amount which, when paid as
                                  principal on the Notes, will result in
                                  Overcollateralization equal to the
                                  Overcollateralization Target; provided that in no event will the Optimal Principal Amount for any Payment Date exceed the Remaining
                                  Available Funds for such Payment Date or the aggregate outstanding principal amount of the Notes on such Payment Date.

Original Class Percentage:        With respect to any class of Notes, the
                                  percentage produced by dividing such class' initial principal amount on the Closing Date by the aggregate initial principal amount of all classes of Notes.

Pre-Funding Earnings:             With respect to each Payment Date, the actual
                                  investment earnings earned on amounts on deposit in the Pre-Funding Account during the period from the proceeding Payment Date (or the Closing Date, in the case of the first
                                  Payment Date) to the current Payment Date.

Principal Balance:                With respect to a Mortgage Asset, as of any
                                  date, the amount financed at its origination, less the sum of scheduled and unscheduled principal payments made on such Mortgage
                                  Asset.

Realized Loss Amount:             On any Payment Date, and for each class, will
                                  be equal to the excess of (a) aggregate
                                  outstanding principal amount of any classes senior to such class and the balance of such class as of such Payment Date (after the application of the each such class' optimal principal amount, but prior to the application of losses on such Payment Date) over (b) the sum of the aggregate principal balance of the Mortgage Assets and any amounts on deposit in the Pre-Funding Account immediately following the collection period related to such Payment
                                  Date, not to exceed such class' outstanding principal amount.

Remaining Available Funds:        With respect to any Payment Date, the
                                  Available Funds for that Payment Date reduced by the amount of interest due on the Notes on that Payment Date (excluding interest on any Realized Loss Amounts).

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                    PREPAYMENT SENSITIVITY ANALYSIS (to Call)
--------------------------------------------------------------------------------


Class A

--------------------------------------------------------------------------------------------------------------
CPR                               4.00%      6.00%        8.00%     10.00%     12.00%     14.00%     16.00%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.62       9.26        7.52       6.26       5.32       4.60       4.05
Modified Duration                 7.46        6.33        5.43       4.73       4.16       3.70       3.33
First Principal Payment Date    1/15/2006  1/15/2006    1/15/2006  1/15/2006  1/15/2006  1/15/2006  1/15/2006
Last Principal Payment Date    12/15/2028  11/15/2025  10/15/2022  4/15/2020  3/15/2018  8/15/2016  5/15/2015
Payment Windows (mos.)             276        239          202        172        147        128        113

Class M-1

--------------------------------------------------------------------------------------------------------------
CPR                               4.00%      6.00%        8.00%     10.00%     12.00%     14.00%     16.00%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.62       9.26        7.52       6.26       5.32       4.60       4.05
Modified Duration                 7.24        6.17        5.31       4.64       4.09       3.64       3.28
First Principal Payment Date    1/15/2006  1/15/2006    1/15/2006  1/15/2006  1/15/2006  1/15/2006  1/15/2006
Last Principal Payment Date    12/15/2028  11/15/2025  10/15/2022  4/15/2020  3/15/2018  8/15/2016  5/15/2015
Payment Windows (mos.)             276        239          202        172        147        128        113


Class M-2

--------------------------------------------------------------------------------------------------------------
CPR                               4.00%      6.00%        8.00%     10.00%     12.00%     14.00%     16.00%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.62       9.26        7.52       6.26       5.32       4.60       4.05
Modified Duration                 6.83        5.87        5.09       4.46       3.95       3.53       3.19
First Principal Payment Date    1/15/2006  1/15/2006    1/15/2006  1/15/2006  1/15/2006  1/15/2006  1/15/2006
Last Principal Payment Date    12/15/2028  11/15/2025  10/15/2022  4/15/2020  3/15/2018  8/15/2016  5/15/2015
Payment Windows (mos.)             276        239          202        172        147        128        113


Class B

--------------------------------------------------------------------------------------------------------------
CPR                               4.00%      6.00%        8.00%     10.00%     12.00%     14.00%     16.00%
--------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.62       9.26        7.52       6.26       5.32       4.60       4.05
Modified Duration                 6.53        5.64        4.91       4.32       3.84       3.45       3.12
First Principal Payment Date    1/15/2006  1/15/2006    1/15/2006  1/15/2006  1/15/2006  1/15/2006  1/15/2006
Last Principal Payment Date    12/15/2028  11/15/2025  10/15/2022  4/15/2020  3/15/2018  8/15/2016  5/15/2015
Payment Windows (mos.)             276        239          202        172        147        128        113


(1) Modified Duration is calculated assuming a price of 100%

--------------------------------------------------------------------------------
                 PREPAYMENT SENSITIVITY ANALYSIS (to Maturity)
--------------------------------------------------------------------------------


Class A

------------------------------------------------------------------------------------------------------------------
CPR                               4.00%       6.00%      8.00%       10.00%     12.00%    14.00%      16.00%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.74       9.40        7.67        6.40       5.45      4.73        4.16
Modified Duration                  7.49       6.37        5.49        4.79       4.22      3.77        3.39
First Principal Payment Date    1/15/2006   1/15/2006  1/15/2006   1/15/2006  1/15/2006  1/15/2006   1/15/2006
Last Principal Payment Date     5/15/2031  10/15/2028  12/15/2025  4/15/2023  2/15/2021  4/15/2019  11/15/2017
Payment Windows (mos.)             305         274        240         208        182        160         143

Class M-1

------------------------------------------------------------------------------------------------------------------
CPR                               4.00%       6.00%      8.00%       10.00%     12.00%    14.00%      16.00%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.74       9.40        7.67        6.40       5.45      4.73        4.16
Modified Duration                  7.27       6.21        5.37        4.69       4.15      3.71        3.34
First Principal Payment Date    1/15/2006   1/15/2006  1/15/2006   1/15/2006  1/15/2006  1/15/2006   1/15/2006
Last Principal Payment Date     5/15/2031  10/15/2028  12/15/2025  4/15/2023  2/15/2021  4/15/2019  11/15/2017
Payment Windows (mos.)             305         274        240         208        182        160         143


Class M-2

------------------------------------------------------------------------------------------------------------------
CPR                               4.00%       6.00%      8.00%       10.00%     12.00%    14.00%      16.00%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.74       9.40        7.67        6.40       5.45      4.73        4.16
Modified Duration                  6.86       5.90        5.13        4.51       4.01      3.59        3.25
First Principal Payment Date    1/15/2006   1/15/2006  1/15/2006   1/15/2006  1/15/2006  1/15/2006   1/15/2006
Last Principal Payment Date     5/15/2031  10/15/2028  12/15/2025  4/15/2023  2/15/2021  4/15/2019  11/15/2017
Payment Windows (mos.)             305         274        240         208        182        160         143

Class B

------------------------------------------------------------------------------------------------------------------
CPR                               4.00%       6.00%      8.00%       10.00%     12.00%    14.00%      16.00%
------------------------------------------------------------------------------------------------------------------
Average Life (yrs)                11.74       9.40        7.67        6.40       5.45      4.73        4.16
Modified Duration                  6.54       5.66        4.95        4.37       3.89      3.50        3.17
First Principal Payment Date    1/15/2006   1/15/2006  1/15/2006   1/15/2006  1/15/2006  1/15/2006   1/15/2006
Last Principal Payment Date     5/15/2031  10/15/2028  12/15/2025  4/15/2023  2/15/2021  4/15/2019  11/15/2017
Payment Windows (mos.)             305         274        240         208        182        160         143


(1) Modified Duration is calculated assuming a price of 100%

--------------------------------------------------------------------------------
                                EXCESS SPREAD (1)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                      Excess                           Excess                           Excess                           Excess
Period  Pay Date       (bps     Period   Pay Date       (bps)   Period   Pay Date        (bps)     Period  Pay Date       (bps)
---------------------------  -------------------------------- --------------------------------- -------------------------------
   1      1/15/2006     119       51       3/15/2010     283      101      5/15/2014       338      151      7/15/2018    436
   2      2/15/2006     132       52       4/15/2010     284      102      6/15/2014       340      152      8/15/2018    439
   3      3/15/2006     178       53       5/15/2010     285      103      7/15/2014       341      153      9/15/2018    441
   4      4/15/2006     225       54       6/15/2010     286      104      8/15/2014       343      154     10/15/2018    444
   5      5/15/2006     226       55       7/15/2010     287      105      9/15/2014       344      155     11/15/2018    447
   6      6/15/2006     228       56       8/15/2010     288      106     10/15/2014       346      156     12/15/2018    450
   7      7/15/2006     230       57       9/15/2010     289      107     11/15/2014       347      157      1/15/2019    452
   8      8/15/2006     232       58      10/15/2010     289      108     12/15/2014       349      158      2/15/2019    455
   9      9/15/2006     233       59      11/15/2010     290      109      1/15/2015       350      159      3/15/2019    458
  10     10/15/2006     235       60      12/15/2010     291      110      2/15/2015       352      160      4/15/2019    461
  11     11/15/2006     236       61       1/15/2011     292      111      3/15/2015       354      161      5/15/2019    464
  12     12/15/2006     248       62       2/15/2011     293      112      4/15/2015       355      162      6/15/2019    467
  13      1/15/2007     248       63       3/15/2011     294      113      5/15/2015       357      163      7/15/2019    470
  14      2/15/2007     249       64       4/15/2011     295      114      6/15/2015       358      164      8/15/2019    473
  15      3/15/2007     249       65       5/15/2011     296      115      7/15/2015       360      165      9/15/2019    476
  16      4/15/2007     250       66       6/15/2011     297      116      8/15/2015       362      166     10/15/2019    480
  17      5/15/2007     251       67       7/15/2011     298      117      9/15/2015       364      167     11/15/2019    483
  18      6/15/2007     256       68       8/15/2011     299      118     10/15/2015       365      168     12/15/2019    486
  19      7/15/2007     256       69       9/15/2011     300      119     11/15/2015       367      169      1/15/2020    489
  20      8/15/2007     258       70      10/15/2011     301      120     12/15/2015       369      170      2/15/2020    493
  21      9/15/2007     258       71      11/15/2011     302      121      1/15/2016       371      171      3/15/2020    496
  22     10/15/2007     259       72      12/15/2011     303      122      2/15/2016       372      172      4/15/2020    499
  23     11/15/2007     259       73       1/15/2012     304      123      3/15/2016       374
  24     12/15/2007     260       74       2/15/2012     305      124      4/15/2016       376
  25      1/15/2008     261       75       3/15/2012     306      125      5/15/2016       378
  26      2/15/2008     261       76       4/15/2012     307      126      6/15/2016       380
  27      3/15/2008     263       77       5/15/2012     308      127      7/15/2016       382
  28      4/15/2008     264       78       6/15/2012     309      128      8/15/2016       384
  29      5/15/2008     264       79       7/15/2012     310      129      9/15/2016       386
  30      6/15/2008     265       80       8/15/2012     312      130     10/15/2016       388
  31      7/15/2008     266       81       9/15/2012     313      131     11/15/2016       390
  32      8/15/2008     267       82      10/15/2012     314      132     12/15/2016       392
  33      9/15/2008     269       83      11/15/2012     315      133      1/15/2017       394
  34     10/15/2008     269       84      12/15/2012     316      134      2/15/2017       396
  35     11/15/2008     270       85       1/15/2013     317      135      3/15/2017       398
  36     12/15/2008     271       86       2/15/2013     319      136      4/15/2017       400
  37      1/15/2009     271       87       3/15/2013     320      137      5/15/2017       402
  38      2/15/2009     272       88       4/15/2013     321      138      6/15/2017       405
  39      3/15/2009     274       89       5/15/2013     322      139      7/15/2017       407
  40      4/15/2009     274       90       6/15/2013     324      140      8/15/2017       409
  41      5/15/2009     275       91       7/15/2013     325      141      9/15/2017       411
  42      6/15/2009     276       92       8/15/2013     326      142     10/15/2017       414
  43      7/15/2009     277       93       9/15/2013     327      143     11/15/2017       416
  44      8/15/2009     278       94      10/15/2013     329      144     12/15/2017       419
  45      9/15/2009     278       95      11/15/2013     330      145      1/15/2018       421
  46     10/15/2009     279       96      12/15/2013     331      146      2/15/2018       423
  47     11/15/2009     280       97       1/15/2014     333      147      3/15/2018       426
  48     12/15/2009     281       98       2/15/2014     334      148      4/15/2018       428
  49      1/15/2010     282       99       3/15/2014     336      149      5/15/2018       431
  50      2/15/2010     283      100       4/15/2014     337      150      6/15/2018       433
------------------------------------------------------------------------------------------------------------------------------

      (1)   The Excess Spread is calculated based on the Pricing Speed to Call.

--------------------------------------------------------------------------------
                             BREAKEVEN CDR TABLE (1)
--------------------------------------------------------------------------------

The table below displays the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a loss.

--------------------------------------------------------------------------------
           Class                    CDR Break         Cumulative Collateral Loss


--------------------------------------------------------------------------------
             A                        35.8                       31.7

            M-1                       13.2                       21.9

            M-2                        8.2                       16.7

             B                         8.2                       16.7
--------------------------------------------------------------------------------


(1)   Calculations are run to maturity. Other assumptions incorporated include:
      (1) 10% CPR, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail.

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

                        Initial Mortgage Asset Statistics

                             as of the Cut-off Date

------------------------------------------------------------------------------------------------------------------------------------

   Number of Initial Mortgage Assets:                         2,687

   Aggregate Current Principal Balance:                $223,155,483

                                                   Average                      Minimum                      Maximum
                                                   -------                      -------                      -------

   Average Current Principal Balance:                       $83,050                    $15,196                       $544,677

   Average Original Principal Balance:                      $83,515                    $15,330                       $550,000


   Weighted Average Coupon Rate:                               8.7%                       5.0%                          13.7%


   Weighted Average Original Term:                       354 months                  36 months                     371 months

   Weighted Average Remaining Term:                      348 months                  15 months                     371 months


   First Payment Due Date:                                                          March 2002                     April 2006

   Scheduled Maturity Date:                                                    January 1, 2007              September 1, 2036


   Top Property State Concentrations ($):          Texas (37.0%), Mississippi (11.7%), Alabama (8.1%), Louisiana (5.8%), South
                                                   Carolina (5.6%), Florida (5.5%)

   Maximum Zip Code Concentration ($):             78520 (2.01%)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Calculated Scheduled Final Payment
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
                            Number of              Balance               Balance
Calculated                    Initial          Outstanding           Outstanding
Scheduled                    Mortgage            as of the             as of the
Final Payment                  Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
2007                                2          $112,823.79                0.05%
2009                                2           125,026.47                0.06%
2010                                1            92,754.81                0.04%
2011                                1            17,840.00                0.01%
2012                                1            31,132.60                0.01%
2014                                2            65,182.76                0.03%
2015                                3           130,801.06                0.06%
2017                                1            46,343.91                0.02%
2019                               24         1,157,132.60                0.52%
2020                               24         1,195,594.72                0.54%
2022                                1            53,487.30                0.02%
2023                                4           224,084.12                0.10%
2024                               28         1,287,920.67                0.58%
2025                               24         1,299,557.09                0.58%
2027                                3           163,676.17                0.07%
2028                                3           149,524.94                0.07%
2029                               31         1,749,543.72                0.78%
2030                               75         3,525,022.51                1.58%
2031                                1           103,915.80                0.05%
2032                                4           404,401.95                0.18%
2033                               49         5,674,986.94                2.54%
2034                              482        43,834,789.92               19.64%
2035                            1,917       161,357,757.54               72.31%
2036                                4           352,181.54                0.16%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93              100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Range of Outstanding Current Principal Balances
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
Range of                                         Principal             Principal
Outstanding                 Number of              Balance               Balance
Current                       Initial          Outstanding           Outstanding
Principal                    Mortgage            as of the             as of the
Balances                       Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
Less than 20,000.00                 5           $83,161.11                 0.04%
20,000.00 - 30,000.00              16           400,663.04                 0.18%
30,000.01 - 40,000.00              49         1,781,137.89                 0.80%
40,000.01 - 50,000.00             111         5,113,489.56                 2.29%
50,000.01 - 60,000.00             310        17,264,175.69                 7.74%
60,000.01 - 70,000.00             543        35,523,301.87                15.92%
70,000.01 - 80,000.00             479        35,819,343.31                16.05%
80,000.01 - 90,000.00             356        30,152,723.54                13.51%
90,000.01 - 100,000.00            288        27,396,479.65                12.28%
100,000.01 - 110,000.00           230        24,050,899.11                10.78%
110,000.01 - 120,000.00           103        11,805,425.72                 5.29%
120,000.01 - 130,000.00            57         7,103,121.41                 3.18%
130,000.01 - 140,000.00            37         4,973,332.82                 2.23%
140,000.01 - 150,000.00            24         3,480,406.53                 1.56%
150,000.01 - 160,000.00            14         2,177,494.35                 0.98%
160,000.01 - 170,000.00             9         1,458,414.05                 0.65%
170,000.01 - 180,000.00            10         1,756,621.55                 0.79%
Over 180,000.00                    46        12,815,291.73                 5.74%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Range of Original Principal Balances
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
Range of                    Number of              Balance               Balance
Original                      Initial          Outstanding           Outstanding
Principal                    Mortgage            as of the             as of the
Balances                       Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
Less than 20,000.00                 3           $49,069.21                 0.02%
20,000.00 - 30,000.00              15          $371,083.71                 0.17%
30,000.01 - 40,000.00              48        $1,716,311.29                 0.77%
40,000.01 - 50,000.00             107        $4,848,640.25                 2.17%
50,000.01 - 60,000.00             304       $16,833,242.39                 7.54%
60,000.01 - 70,000.00             543       $35,373,143.77                15.85%
70,000.01 - 80,000.00             480       $35,757,014.90                16.02%
80,000.01 - 90,000.00             364       $30,741,874.26                13.78%
90,000.01 - 100,000.00            284       $26,949,426.54                12.08%
100,000.01 - 110,000.00           234       $24,396,870.33                10.93%
110,000.01 - 120,000.00           106       $12,115,311.82                 5.43%
120,000.01 - 130,000.00            57        $7,093,532.11                 3.18%
130,000.01 - 140,000.00            37        $4,942,303.14                 2.21%
140,000.01 - 150,000.00            21        $3,018,714.10                 1.35%
150,000.01 - 160,000.00            19        $2,918,617.78                 1.31%
160,000.01 - 170,000.00             9        $1,458,414.05                 0.65%
170,000.01 - 180,000.00             8        $1,397,239.49                 0.63%
Over 180,000.00                    48       $13,174,673.79                 5.90%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         First Scheduled Date of Payment
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
First                       Number of              Balance               Balance
Scheduled                     Initial          Outstanding           Outstanding
Date of                      Mortgage            as of the             as of the
Payment                        Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
2002                                2          $138,838.39                 0.06%
2003                               21         2,292,676.08                 1.03%
2004                              402        35,460,576.72                15.89%
2005                            2,234       182,872,542.28                81.95%
2006                               28         2,390,849.46                 1.07%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Range of Coupon Rates
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
                            Number of              Balance               Balance
Range of                      Initial          Outstanding           Outstanding
Coupon                       Mortgage            as of the             as of the
Rates                          Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
Less than 6.000                     8        $1,723,522.41                 0.77%
6.000 - 6.500                      11         1,870,651.18                 0.84%
6.501 - 7.000                     330        31,295,447.69                14.02%
7.001 - 7.500                     245        22,688,828.02                10.17%
7.501 - 8.000                     377        34,305,682.65                15.37%
8.001 - 8.500                     186        17,382,976.71                 7.79%
8.501 - 9.000                     445        34,413,939.57                15.42%
9.001 - 9.500                     277        21,209,983.11                 9.50%
9.501 - 10.000                    344        24,758,548.34                11.09%
10.001 - 10.500                   255        18,453,765.34                 8.27%
10.501 - 11.000                   174        12,722,709.37                 5.70%
Over 11.000                        35         2,329,428.54                 1.04%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Construction Level
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
                            Number of              Balance               Balance
                              Initial          Outstanding           Outstanding
Construction                 Mortgage            as of the             as of the
Level                          Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
90% Plus                        2,399      $204,183,635.62                91.50%
Partial                           166        11,861,403.24                 5.32%
Shell                             110         5,924,446.82                 2.65%
Unknown                            12         1,185,997.25                 0.53%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Geographical Distribution
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
                            Number of              Balance               Balance
                              Initial          Outstanding           Outstanding
Geographical                 Mortgage            as of the             as of the
Distribution                   Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
Texas                           1,033       $82,550,311.26                36.99%
Mississippi                       378        26,128,874.07                11.71%
Alabama                           233        18,151,770.12                 8.13%
Louisiana                         166        12,907,893.42                 5.78%
South Carolina                    146        12,475,692.97                 5.59%
Florida                           124        12,282,216.25                 5.50%
Arkansas                          123         8,804,364.78                 3.95%
North Carolina                     85         7,340,485.04                 3.29%
California                         27         6,101,696.31                 2.73%
Tennessee                          68         5,592,634.74                 2.51%
Oklahoma                           67         5,537,673.38                 2.48%
Georgia                            64         5,383,453.92                 2.41%
West Virginia                      40         3,527,359.96                 1.58%
Virginia                           29         2,832,469.76                 1.27%
Kentucky                           31         2,444,869.57                 1.10%
Massachusetts                       7         1,809,788.32                 0.81%
Minnesota                          10         1,684,764.29                 0.75%
Ohio                               10         1,064,846.18                 0.48%
New York                            4         1,050,542.22                 0.47%
Maryland                            7           963,972.28                 0.43%
Colorado                            6           851,807.68                 0.38%
Illinois                            5           779,825.64                 0.35%
Michigan                            5           735,823.39                 0.33%
Missouri                            8           629,201.02                 0.28%
New Mexico                          5           614,194.20                 0.28%
Indiana                             3           533,279.33                 0.24%
Oregon                              1           146,392.12                 0.07%
Arizona                             1           118,131.02                 0.05%
Kansas                              1           111,149.69                 0.05%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Model Type
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
                            Number of              Balance               Balance
                              Initial          Outstanding           Outstanding
Model                        Mortgage            as of the             as of the
Type                           Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
No Data                           534       $53,163,526.81                23.82%
Savannah                          311        21,811,281.46                 9.77%
Bakersfield                       122        12,663,236.04                 5.67%
Essex                             132         8,753,128.19                 3.92%
President II                       93         8,402,226.74                 3.77%
Yorktown                           80         7,741,312.72                 3.47%
Sonoma                             76         7,132,695.28                 3.20%
Arlington                         117         7,397,285.04                 3.31%
American                          121         6,516,638.52                 2.92%
Lennox                             57         6,020,953.40                 2.70%
Foxborough                         58         5,118,035.53                 2.29%
Bayview                            61         4,911,982.30                 2.20%
Victorian                          53         4,484,959.98                 2.01%
Plantation                         41         4,378,511.76                 1.96%
Glendale                           76         3,751,720.27                 1.68%
San Antonio                        57         3,674,685.36                 1.65%
Ridgemont                          53         3,636,207.79                 1.63%
Other                             645        53,597,095.74                24.02%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Delinquency Status
--------------------------------------------------------------------------------


                                                                      Percent of
                                                                       Aggregate
                                                 Principal             Principal
                            Number of              Balance               Balance
                              Initial          Outstanding           Outstanding
Delinquency                  Mortgage            as of the             as of the
Status                         Assets         Cut-Off Date          Cut-Off Date
--------------------------------------------------------------------------------
0-30 days                       2,645      $219,590,235.36                98.40%
31-60 days                         42         3,565,247.57                 1.60%
--------------------------------------------------------------------------------
Total:                          2,687      $223,155,482.93               100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    CONTACTS
--------------------------------------------------------------------------------


SunTrust Robinson Humphrey

MBS/ABS Syndicate and Trading                        Tel:
                                                     Fax:

Jim Stathis                (404) 575.2575            james.stathis@suntrust.com
Todd Phelan                (404) 588.8445            todd.phelan@suntrust.com


ABS Group                                            Fax:  (404) 813-5000
Steve Pena                 (404) 230.5254            steven.pena@suntrust.com
Bob Ashcom                 (404) 532.0304            robert.ashcom@suntrust.com
Ana Hudson                 (404) 827.6268            ana.hudson@suntrust.com
Jason Meyer                (404) 575.2851            jason.meyer@suntrust.com




Rating Agencies

Denise Person - Moody's    (212) 553.3661            denise.person@moodys.com
Monica Perelmuter - S&P    (212) 438.6309            monica_perelmuter@sandp.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "Material") relating to the Mid-State Capital Corporation 2005-1 Trust, has been prepared by SunTrust Capital Markets, Inc. (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal.

The information contained in this Material may pertain to securities that ultimately are not sold. The information contained in this Material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Material should not be relied upon for such purposes.

The Underwriter and its respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This Material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the Material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this Material is current as of the date appearing on this Material only. Information in this Material regarding any assets backing any securities discussed herein supersedes all prior Material regarding such assets. Any information in the Material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the Material contained in any final prospectus for any securities actually sold to you. A final prospectus and prospectus supplement may be obtained by contacting the
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Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

The Material addresses only certain aspects of the applicable securities' characteristics and thus does not provide a complete assessment. As such, the Material may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Material, including structure and collateral, may be modified from time to time to reflect changed circumstances.



--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF THE CUT-OFF DATE UNLESS OTHERWISE INDICATED. THE PROSPECTUS WILL SUPERSEDE THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS AND COMPUTATIONAL MATERIALS, IF ANY.

This material has been prepared for informational purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the SunTrust Capital Markets research department. It was prepared by SunTrust Capital Markets sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see the additional important information and qualifications at the end of this material.